Fees Summary	Mar. 02, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,324,110,515.7
Previously Paid Amount	0
Total Fee Amount	182,859.66
Total Offset Amount	182,859.66
Net Fee	$ 0